                                                                    Exhibit 99.1

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BEVERAGE CARBONATION MADE EASY

NuCO2
Company Overview
CJS Securities Conference
August 16, 2005

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Forward Looking Statements

Any forward looking statements contained in this presentation are based on current expectations that may differ significantly from actual results due to risks and uncertainties in our operations and business environment.
These statements include expectations of future product demand, market conditions, operational efficiencies and general economic conditions.
Among the factors that could cause actual results to differ materially include, but are not limited to, those relating to revenue growth of the Company, achieving market leadership, future market strength, the pursuit of acquisitions, marketplace demand and customer acceptance of new products/services, future product/service introductions and future operational efficiencies. Any such forward-looking statements are made pursuant to the Safe
Harbor provisions of the private Securities Litigation Reform Act of 1995.

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Key Investment Highlights

     o    Established market leader in the bulk CO2 fountain beverage market
     o    Highly visible non-cyclical revenue growth
     o    Significant organic growth opportunity
     o    Consolidation opportunities in highly fragmented market
     o    Scalable network with substantial operating leverage
     o    Proven management team with significant expertise

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Illustration of NuCO2's Bulk CO2 Restaurant Supply System

Graphic representation of NuCO2's bulk CO2 restaurant supply system depicting restaurant location with NuCO2 owned bulk CO2 tank & system, NuCO2 employee and NuCO2 delivery truck

NuCO2 meets all customer requirements for bulk CO2 systems, delivery and service

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Bulk CO2 is a Compelling Alternative for Fountain Beverage Users

Fountain beverages are extremely profitable
Illustrative fountain beverage economics for a quick service restaurant (QSR)
Graphic representation of bar chart depicting the following cost components of a fountain beverage: Price $1.29, Syrup $0.17, Cup/lid $0.05, Ice/electric $0.01,
CO2 ‹$0.01, Gross profit $1.05
Source: NuCO2 Management

Bulk CO2 value proposition

     o    Quality and consumer satisfaction
            o    Nationwide beverage-grade purity
            o    Traceability of product
     o    Convenience and reliability
            o    Deliveries scheduled automatically
            o    Enhances reliability by minimizing service interruptions
     o    Savings
            o    Eliminate lost revenues from lack of carbonation
            o    Eliminate syrup waste from change-outs
            o    Create labor savings
     o    Safety
            o    Low pressure storage
            o    No cylinder handling injuries or property damage

CO2 is a fraction of the price of a fountain beverage, but the critical component of carbonation

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NuCO2 National Distribution and Logistics Network
National Network of 118 service locations
Graphic representation of map of continental United States depicting depot locations and states served

Commentary
     o    Nationwide distribution network
     o    Existing infrastructure covers virtually all fountain beverage users in the US
     o    Centralized demand forecasting and routing
     o    24/7 in-house customer service call center
     o    Fleet of over 300 delivery and technical service vehicles
     o    Field operations staff with 330 drivers and 100 technicians

NuCO2 is the only bulk CO2 system provider with nationwide service and logistics capabilities

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NuCO2 has a Seasoned and Proven Management Team
Name/title     Biography
MIKE DEDOMENICO
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
President and CEO of Praxair Distribution from 1998 to 2000
President and CEO of Praxair Europe from 1993 to 1998

SCOTT WADE
CHIEF OPERATING OFFICER AND EXECUTIVE  VICE PRESIDENT
Vice President of Operations, Quality and Regulatory affairs at MedSource
Technologies, Inc. from 2000 to 2002
Vice President of Operations for Medtronic AVE from 1998 to 2000
Director of USA/Asian operations for a division of BOC from 1994 to 1998

ROBERT R. GALVIN
CHIEF FINANCIAL OFFICER AND EXECUTIVE VICE PRESIDENT
SVP and CFO of Independent Propane Company from 1998 to 2002
Controller and Director of Finance at TA Instruments, Inc. from 1993 to 1998
CPA with KPMG for 10 years, with 2 years in KPMG's executive office

JACK WILSON
CHIEF CUSTOMER OFFICER AND EXECUTIVE  VICE PRESIDENT
Vice-President of The Zyman Group 2004 - 2005
Senior Vice President of Coca-Cola Fountain 1995- 2003

RANDY GOLD
SENIOR VICE PRESIDENT OF SALES
28 years of experience in sales and sales management in the fountain soft drink industry
Sales manager with Coke fountain beverage prior to joining NuCO2

ERIC WECHSLER
GENERAL COUNSEL & SECRETARY
Olshan Grundman Frome Rosenzweig & Wolosky LLP from 1990 to 1998

Senior management team has driven record growth and profitability

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Fountain beverage market overview Graphic representation of pie chart depicting the following amounts for the following segments: Cylinder 480,000, NuCO2
100,000 (60% market share), Competitive Bulk 70,000
Total establishments = 650,000
Source: National Restaurant Association and NuCO2 Management estimates
Market opportunity
     o    NuCO2 supplies bulk CO2 to approximately 100,000 establishments
          o    Approximately 60% of current users
     o    Approximately 75% of the potential bulk CO2 market currently unpenetrated
          o    170,000 current users out of 650,000 potential bulk CO2 users in the US
          o    Significant organic growth from conversions
     o    NuCO2 drives cylinder conversion through superior marketing, sales and service
     o    10,000-12,000 new bulk users expected per year
          o    Driven by organic food service industry growth
Market leader with significant organic growth opportunities

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Customers by industry
Graphic representation of pie chart depicting the following amounts for the following segments: Convenience Stores/Food Markets 10%, Theme Parks & Other
Entertainment
Venues 4%, Theatres/Concessions 4%, Schools, Hotels & Other 3%, Restaurants &
Casual Dining 79%

Total customer locations = 100,000
Largest customer ‹ 4% of sales
Source: NuCO2 Management

Diverse customer base enhances stability of revenues

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Blue-Chip Customer Relationships
Top 10 customers

Graphic representation of logos of Circle K, Pizza Hut, Jack in the Box, KFC,
7-Eleven, Taco Bell, McDonalds, Wendy's, Subway, Burger King

Other customers
Graphic representation of logos of Six Flags Theme Parks, Walt Disney World,
Costco Wholesale, Chili's, Quiznos Sub, Regal Cinemas, Sbarro, Aramark, Red
Lobster

Our customers include the largest restaurant and convenience store chains

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NuCO2 Service Levels Drive Conversion
Evolution of the bulk CO2 market
Graphic representation of a bar chart detailing the following bars: 1986 100%
Cylinder; 1996 15% Bulk, 85% Cylinder; 2004 26% Bulk, 74% Cylinder

NuCO2 is driving the conversion trend in the beverage carbonation market

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Compelling Financial Model
     o    Recurring revenues: 87% of customers under 5-6 year contracts with high renewal rates
     o    Contracts contain price escalators to mitigate increases in raw material prices and inflation
     o    Increasing density with high variable margin
     o    Stability of cash flows create balance sheet flexibility
     o    Disciplined approach to growth to maintain high service level

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NuCO2
Graphic representation of NuCO2 bulk CO2 delivery vehicles.